                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 20, 2007
                                                        -----------------

                              --------------------

                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

             Delaware              0-30544              86-0515678
      ---------------------   -----------------   -------------------------
          (State or Other         (Commission          (IRS Employer
            Jurisdiction          File Number)      Identification No.)
         of Incorporation)

                   1007 Glen Cove Avenue, Glen Head, NY 11545
                   ------------------------------------------
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code (516) 656-0059
                                                         --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      On February 20, 2007,  Water Chef, Inc. (the "Company")  received a letter of resignation from Marshall Sterman  resigning from his position as a member of the Company's Board of Directors.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    WATER CHEF, INC.
                                    (Registrant)

Date: February 22, 2007
                                    By: /s/ Leslie Kessler
                                        ----------------------------------------
                                        Leslie Kessler
                                        Chief Executive Officer and President